Subscription Agreement

Investment by Rohini Finch in EESTech Inc

Dated 21 January 2008

EESTech Inc., ("Company")

Rohini Finch ("Subscriber")

Investment by Rohini Finch in EESTech Inc
Contents

Subscription Agreement

Details

Interpretation – definitions are at the end of the General terms

Parties		Subscriber and Company
Subscriber	Name	**Rohini Finch ("Subscriber")**
	Address	36 Marryat Road, Wimbledon, , London SW19 5BD, England
Company	Name	**EESTech Inc., ("Company")**
	Place of incorporation	Delaware, United States of America
	Address	447 Upper Edward Street, Brisbane Queensland 4000 Australia
	Fax	+61 7 3832 1336
	Attention	Company Secretary: Ian Hutcheson
Recitals	**A**	The Subscriber wishes to subscribe for and the Company has agreed to issue the Securities to the Subscriber.
	B	This agreement records the terms of issue of the Securities.
Date of agreement	See signing page	

Subscription Agreement

General terms

1 Interpretation

1.1 Definitions

These meanings apply unless the contrary intention appears:

Authorised Officer means a person appointed by a party to act as an Authorised Officer for the purposes of this agreement.

Business Day means a day not being a Saturday, Sunday or public holiday in Brisbane, Australia and London, United Kingdom.

Completion Series A Shares means the completion of the issue and allotment of the Series A Shares in accordance with this agreement and **Complete** has a corresponding meaning.

Completion Series B Note means the completion of the issue of the convertible note for the Series B Note in accordance with this agreement and **Complete** has a corresponding meaning

Confidential Information means all confidential, non-public or proprietary information regardless of how the information is stored or delivered, exchanged between the parties before, on or after the date of this agreement relating to the business, technology financial or other affairs of the party who provides the information including the shareholders, but excludes information which:

(a) is in or becomes part of the public domain other than through a breach of this agreement or an obligation of confidence owed to the party to whom the information belongs;

(b) the recipient of the information can prove was already known to it at the time of disclosure by the party to whom the information belongs (unless such knowledge arose from disclosure of information in breach of an obligation of confidentiality); or

(c) the recipient acquires from a source other than the party to whom the information belongs where such source is entitled to disclose it.

Conversion Shares means fully paid common stock in the capital of the Company issued on conversion of the Convertible Note in accordance with the terms set out in Schedule 1.

Convertible Note means the Series B Note.

Encumbrance means any mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, claim, title retention, any right, interest or preference granted to any third party or any other encumbrance or security interest of any kind.

Intellectual Property means patents, know-how, trade marks, service marks, designs, design rights, copyrights, database rights, utility models, logos, trade secrets, confidential processes and information, inventions, discoveries and improvements, trading and business names, rights in internet domain names, moral rights, get-up, other intellectual property rights (in each case whether registered or not and including application for registration thereof) and all rights or forms of protection of a similar or analogous nature or having equivalent or similar effect or any other matters which may subsist in any part of the world.

Securities means the Series A Shares and the Series B Note.

Series B Note means one convertible note with the terms set out in Schedule 1.

Series A Shares means that number of fully paid common stock in the capital of the Company issued in accordance with clause 4.

Shares means the Series A Shares and any Conversion Shares.

1.2 References to certain general terms

Unless the contrary intention appears, a reference in this agreement to:

(a) **(calculation of time)** a period of time dating from a given day or the day of an act or event, is to be calculated exclusive of that day;

(b) **(reference to a day)** a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

(c) **(time of day)** time is a reference to GMT time; and

(d) **(US dollars)** US dollars, dollars, US$ or USD is a reference to the lawful currency of the United States of America.

1.3 Next Business Day

If an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day.

2 Subscription for Series A Shares

The Company agrees to issue and allot and the Subscriber agrees to subscribe for the Series A Shares on the terms and conditions of this agreement.

3 Option to Subscribe for Series B Note

The Subscriber has the option to subscribe for the Series B Note by written notice to the Company, given at any time prior to 5.00pm GMT on the forty-fifth day after the execution date of execution of this agreement. The option will lapse if not exercised in accordance with this clause.

4 Price and Number of Shares

4.1 Price

The price payable for the Securities is as follows:

(a) for the Series A Shares - US$2,000,000; and

(b) if the Subscriber exercises the option in clause 3, for the Series B Note - US$3,000,000.

4.2 Number of Series A Shares

(a) The number of Series A Shares to be issued on Completion Series A Shares is – 2,500,000 shares.

(b) In the event that the Company issues common stock (including an issue of common stock upon conversion of a security) at a price less than US$0.80 per common share (as adjusted under this clause), on an as converted basis, if applicable, during the period referred to in clause 4.2(d) , the number of Series A Shares issued hereunder to the Subscriber will be automatically increased to reflect the lowest price per common share issued during such time period.

(c) Clause 4.2(b) does not apply to stock, options or warrants issued pursuant to:

(i) the share swap agreement to be entered into between the Company and HTC Pure Energy, as long as the number of shares does not exceed 4,000,000;

(ii) management, employment or consultancy contracts existing at the date of this agreement;

(iii) new management, employment or consultancy contracts, approved by the board of the Company, where the number of securities issued under each contract is less than 250,000;

(iv) contracts for the acquisition of goods and services, where the number of securities issued under each contract is less than 100,000; or

(v) strategic acquisitions approved by the board of the Company where the number of securities issued for such acquisition is less than 250,000.

(d) This clause 4.3, ceases to apply on the earlier of:

(i) the date that is 12 months from the date of this agreement; or

(ii) the date when the Company's common stock is approved for listing on a recognised stock exchange.

4.3 Restricted securities

(a) All shares issued by the Company to the Subscriber under this agreement will be issued pursuant to section 4(2) of the US Securities Act of 1933 ("Act) as a transaction not involving a public offering ("Restricted Shares").

(b) The Subscriber acknowledges that the Restricted Shares must be held unless subsequently registered under the Act or unless an exemption from such registration is available. The Subscriber acknowledges that it is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of securities issued in an exempt transaction subject to the satisfaction of certain conditions.

5 Completion

5.1 Stages

Completion will take place in two stages, as follows:

(a) Completion Series A Shares - pursuant to clause 5.2; and

(b) Completion Series B Note (subject to the Subscriber exercising the option in clause 3) - pursuant to clause 5.3.

5.2 Completion Series A Shares

(a) Completion Series A Shares will take place three Business Days after the execution of this agreement, at 447 Upper Edward Street, Spring Hill, Queensland at a mutually agreeable time (and no later than 5.00pm AEST) or at any other time and place agreed by the parties.

(b) At Completion Series A Shares, the Subscriber agrees to:

(i) deliver to the Company an application for the Series A Shares, duly completed and executed by the Subscriber, in the form set out in schedule 3 to this agreement; and

(ii) pay the Company the price payable under clause 4.1 (a) for the Series A Shares, in immediately available and clear funds.

(c) At Completion Series A Shares, the Company agrees to:

(i) issue the Series A Shares to the Subscriber; and

(ii) enter the name of the Subscriber in the register of members of Series A Shares; and

(iii) issue the Subscriber with a share certificate for the Series A Shares.

(d) In respect of Completion Series A Shares:

(i) the obligations of the parties under this agreement are interdependent; and

(ii) all actions required to be performed will be taken to have occurred simultaneously on Completion Series A Shares.

5.3 Completion Series B Note

(a) Completion of Series B Notes will take place three Business Days after the Subscriber has exercised the option in clause 3, at a mutually agreeable time (and no later than 5.00pm AEST), or at any other time and place agreed by the parties.

(b) At Completion Series B Note, the Subscriber agrees to:

(i) deliver to the Company an application for the Series B Note, duly completed and executed by the Subscriber, in the form set out in schedule 2 to this agreement; and

(ii) pay the Company the price payable under clause 4.1 (b) for the Series B Note, in immediately available clear funds.

(c) At Completion Series B Note, the Company agrees to:

(ii) enter the name of the Subscriber in the register of noteholders in the Series B Note; and

(iii) issue the Subscriber with a note certificate for the Series B Note (in the form contained in Schedule 5).

(d) In respect of Completion Series B Note:

(i) the obligations of the parties under this agreement are interdependent; and

(ii) all actions required to be performed will be taken to have occurred simultaneously on Completion Series B Note.

5.4 Method of payment

The payments referred to in this clause 5 must be made by "bank cheque" or wire transfer to the Company's bank account as follows:

EESTech, Inc
Bank of America
Laguna Hills, CA
Routing # 121000358
Account # 1107205886

6 Warranties

6.1 Subscriber's representations and warranties

The Subscriber represents and warrants (each warranty being separate and independent) that on the date of this agreement and on Completion:

(a) it has the power to enter into and perform this agreement and has obtained any necessary consents and authorisations to enable it to do so;

(b) the entry into and performance of this agreement by it does not constitute a breach of any obligation (including any statutory, contractual or fiduciary duty obligation) or default under any agreement or undertaking by which it is bound; and

(c) this agreement constitutes valid and binding obligations upon it enforceable in accordance with its terms by appropriate legal remedy;

6.2 Company's representations and warranties

The Company represents and warrants (each warranty being separate and independent) that on the date of this agreement and on Completion:

(a) **Capacity**

it has the power to enter into and perform this agreement and has obtained any necessary consents and authorisations to enable it to do so;

(b) the entry into and performance of this agreement by it does not constitute a breach of any obligation (including any statutory, contractual or fiduciary duty obligation) or default under any agreement or undertaking by which it is bound;

(c) **Validity**

this agreement constitutes valid and binding obligations upon it enforceable in accordance with its terms by appropriate legal remedy; and

(d) **Shares**

the Shares and the Convertible Note will, subject to clause 4.3, be unencumbered and the Shares will be fully paid;

(e) **Accounts**

the financial statements of the Company filed with the Securities and Commission were prepared in accordance with all applicable laws and generally accepted accounting principles and practices of the USA and show a true and fair view of the Company's assets, liabilities and state of affairs as at their date of preparation;

(f) **Filings**

all information filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") complied with, as of the date when so filed, in all material respects with the Exchange Act and the applicable rules and regulated promulgated in connection therewith and was true, accurate and not misleading at the time it was filed, and the Company has filed all information with the Securities and Exchange Commission that it is required to file;

(g) **Information**

all written information supplied by the Company, or on the Company's behalf by its attorneys, to the Subscriber or the Subscriber's attorneys, including without limitation the CD-ROM dated 14 December 2007 supplied by the Company's attorney's to the Subscriber's attorneys, was true, accurate and not misleading at the time it was supplied, and no material adverse changes have occurred in relation to the Company since the supply of such information which have not been notified to the Subscriber or its attorneys;

(h) **Sarbanes-Oxley Act of 2002**

there is, and has been, no material failure on the part of the Company or, to the Company's knowledge, any of the Company's directors or officers, in their respective capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith;

(i) **Litigation**

the Company is not engaged in any capacity in any litigation, arbitration, prosecution or other legal proceedings or in any proceedings or hearings before any statutory or governmental body, department, board or agency and no such matters are, so far as the Company is aware, threatened or pending; and

(j) **Intellectual Property**

all Intellectual Property used by the Company or its subsidiaries is either licensed to it pursuant to a legally valid and binding licence agreement or is owned by the Company free from any Encumbrance.

7 Confidentiality

All Confidential Information exchanged between the parties under this agreement or during the negotiations preceding this agreement is confidential to them and may not be disclosed to any person except:

(a) employees, legal advisers, auditors and other consultants of the party or their affiliates requiring the information for the purposes of this agreement; or

(b) with the consent of the party who supplied the information; or

(c) if a party is required to do so by law or a stock exchange; or

(d) if a party is required to do so in connection with legal proceedings relating to this agreement.

Provided always that the party making a disclosure pursuant to paragraphs (c)and (d) above shall notify the other in advance and shall consult with him on the form and consent of such disclosure. This provision does not apply where disclosure is required to be made in an emergency.

8 Notices

8.1 Form

Unless expressly stated otherwise in this agreement, all notices, certificates, consents, approvals, waivers and other communications in connection with this agreement ("**Notices**") must be in writing, signed by the sender (if an individual) or an Authorised Officer of the sender and marked for the attention of the Company Secretary or, if the recipient has notified otherwise, then marked for attention in the last way notified.

8.2 Delivery

Notices must be:

(a) left at the address set out or referred to in the Details; or

(b) sent by prepaid ordinary post (airmail if appropriate) to the address set out or referred to in the Details; or

(c) sent by fax to the fax number set out or referred to in the Details; or

(d) given in any other way permitted by law.

However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number.

8.3 When effective

(a) Notices take effect from the time they are received unless a later time is specified.

(b) If sent by post, Notices are taken to be received three days after posting (or ten days after posting if sent to or from a place outside Australia).

(c) If sent by fax, Notices are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

9 General

9.1 Remedies cumulative

The rights and remedies provided in this agreement are in addition to other rights and remedies given by law independently of this agreement.

9.2 Variation and waiver

(a) A provision of this agreement or a right created under it, may not be waived or varied except in writing, signed by the party or parties to be bound.

(b) The express or implied waiver by any party to this Agreement of any of its rights or remedies arising under this Agreement or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

9.3 Governing law

This agreement is governed by the law in force in Delaware, USA. Each party submits to the non-exclusive jurisdiction of the courts of that place.

9.4 Costs

Each party agrees to pay its own costs and expenses in connection with the negotiation, preparation, execution and performance of this agreement.

EXECUTED as an agreement

Subscription Agreement

Schedule 1 - Terms of Issue of Convertible Notes

1 Definitions

1.1 Unless the context requires otherwise, terms used but not defined in these Terms of Issue have the meanings given to them in the Subscription Agreement. References to "**Conditions**" are to the conditions in these Terms of Issue.

Automatic Conversion Price means the "strike price" detailed in Condition 4.2(c)(B).

Automatic Trigger Event occurs 12 months from the Issue Date (without there being a Market Trigger Event during this period).

Conversion is that time when the Convertible Note is converted into Conversion Shares in accordance with these Terms of Issue.

Conversion Date means the date on which Conversion takes place.

Conversion Notice means a notice substantially in the form in Schedule 4 to the Subscription Agreement.

Conversion Shares means fully paid common stock in the capital of the Company ranking pari passu with existing common stock of the company.

Convertible Note means the unsecured convertible note issued by the Company pursuant to the Subscription Agreement, on the terms of these Terms of Issue.

Issue Date means the date on which the Convertible Note is issued in accordance with the Subscription Agreement.

Market Trigger Event occurs when, during the 12 months from the Issue Date, the average price of the Company's common issued stock on the US Bulletin Board trades at or above US$2.00, as determined by the average closing price over any consecutive 10 day trading period.

Note Certificate means a certificate issued by the Company, substantially in the form set out in Schedule 5 to the Subscription Agreement.

Note Value means the price payable for the Convertible Note in accordance with the Subscription Agreement.

Noteholder means a person whose name is for the time being entered in the Register of Noteholders, described as the Subscriber in accordance with the Subscription Agreement.

Register of Noteholders means the separate register of Noteholders kept by or on behalf of the Company under Condition 9.

Terms of Issue means the terms and conditions of issue of the Convertible Notes contained in this Schedule 1 of the Subscription Agreement.

Trigger Event means either a Market Trigger Event or an Automatic Trigger Event.

2. Status and Security

2.1 The Convertible Note is an unsecured payment to the Company.

3. No interest

3.1 The Convertible Note does not bear interest.

4. Conversion events

4.1 The Noteholder may convert the Convertible Note into Conversion Shares by issue of a Conversation Notice to the Company in which event:

(a) the Noteholder is deemed to have irrevocably and unconditionally directed the Company to apply the whole of the Note Value to the Noteholder for the subscription of the Conversion Shares;

(b) the Convertible Note shall be redeemed by the Company and automatically converted into the Conversion Shares; and

(c) the Company will issue to the Noteholder the number of Conversion Shares that is equal to the Note Value divided by the "strike price", where the "strike price" equals the average price of Company's common issued stock on the US Bulletin Board at close of trading over the 10 trading days immediately before date of conversion.

4.2 Notwithstanding Condition 4.1 on the occurrence of a Trigger Event:

(a) the Noteholder is deemed to have issued a Conversion Notice and to have irrevocably and unconditionally directed the Company to apply the whole of the Note Value to the Noteholder for the subscription of the Conversion Shares;

(b) the Convertible Note shall be redeemed by the Company and automatically converted into the Conversion Shares; and

(c) the Company will issue to the Noteholder:

(A) *for a Market Trigger Event* – 1,500,000 Conversion Shares; and

(B) *for an Automatic Trigger Event* - the number of Conversion Shares that is equal to the Note Value divided by the "strike price", where the "strike price" equals the average price of Company's common issued stock on the US Bulletin Board at close of trading over the 10 trading days immediately before the anniversary of the Issue Date, less a 25% discount.

The Company will promptly notify the Noteholder upon the occurrence or, if possible/practicable, impending occurrence of a Trigger Event.

4.3 The Conversion Shares for Convertible Notes converted pursuant to Condition 4.1(c) or 4.2(c)(B) shall be calculated to the nearest share.

5. Ranking

5.1 Conversion Shares issued pursuant to Condition 4 shall from their date of issue rank equally with other fully paid common stock in the capital of the Company (but subject to the provisions of clauses 4.3(a) and (b) of the Subscription Agreement).

6. Share Certificate

6.1 The Company will issue a share certificate for the Conversion Shares.

6.2 The issue of Conversion Shares as a result of Conversion shall be deemed to be full repayment of the Note Value. The obligations of the Company with respect to the Note Value shall cease completely and immediately upon Conversion.

7. Payments

7.1 If the date for payment or conversion of any amount under these Terms of Issue is not a Business Day, the date for payment or conversion shall be postponed to the next following Business Day unless that is in a different calendar month, in which case the date for payment or conversion will be accelerated to the previous Business Day.

7.2 All payments to be made by the Company to the Noteholder shall be made without deduction for taxes, unless the Company is compelled by law to deduct any taxes.

7.3 If the Company is compelled by law to deduct any taxes from any payment made by the Company to the Noteholder, the Company shall:

(a) pay to the Noteholder such amount after having made any such deductions or withholding;

(b) pay the full amount of any deduction or withholding, which it is required to make by law, to the relevant authority within the period set by the relevant law;

(c) promptly after any such payment, give to the Noteholder a statement in writing showing the gross amount of the payment, the amount of taxes deducted or withheld, and the actual amount paid to the Noteholder; and

(d) give the Noteholder such assistance as it may reasonably request to secure any credit or repayment that may be due to it on account of the taxes deducted or withheld.

8 Adjustment to the Conditions

8.1 If the Company undertakes a reconstruction, consolidation, division or reclassification which results in a lesser or greater number of securities prior to the Conversion Date, the Conditions will be adjusted by the Company to ensure that the Noteholder is in an economic position in relation to the Convertibles Notes that is as similar as reasonably practicable to the economic position of the Noteholder prior to the occurrence of the event that gave rise to the need for the adjustment. Any such adjustment must be promptly notified to the Noteholder by the Company.

8.2 In the event that Conversion Shares are issued following an Automatic Trigger Event and the Company issues common stock (including an issue of common stock upon conversion of a security) at a price less than the Automatic Conversion Price per common share (as adjusted under this clause), on an as converted basis, if applicable, within the period referred to in condition 8.4, the number of Conversion Shares issued hereunder to the Noteholder will be automatically increased to reflect the lowest price per common share issued during such time period.

8.3 Condition 8.2 does not apply to stock, options or warrants issued pursuant to:

(a) the share swap agreement to be entered into between the Company and HTC Pure Energy, as long as the number of shares does not exceed 4,000,000;

(b) management, employment or consultancy contracts existing at the date of this agreement;

(c) new management, employment or consultancy contracts, approved by the board of the Company, where the number of securities issued under each contract is less than 250,000;

(d) contracts for the acquisition of goods and services, where the number of securities issued under each contract is less than 100,000; or

(e) strategic acquisitions approved by the board of the Company where the number of securities issued for such acquisition is less than 250,000.

8.4 Conditions 8.2 and 8.3, cease to apply on the earlier of:

(a) the date that is 12 months from the date of the Automatic Trigger Event; or

(b) the date when the Company's common stock is approved for listing on a recognised stock exchange.

9. Register of Noteholders

9.1 Establishment of Register

The Company will establish and maintain a Register of Noteholders, at a place determined by the Company. The Company may elect to establish and maintain a branch register in any place determined by the Company.

9.2 Entry into Register

The Company will record in the Register of Noteholders the name and address of each holder of Convertible Notes, the number and amount of Convertible Notes held by any such person, the date of issue, transfer, conversion or redemption of such Convertible Notes, and such other particulars as the Company determines.

9.3 Inspection of Register

The Register of Noteholders will be open at all reasonable times during business hours for inspection by any person whose name appears in the Register.

9.4 Title to the Convertible Notes

The Company will recognise only the person or company whose name appears in the Register of Noteholders as the absolute owner of the Convertible Notes in respect of which that person is entered in the Register of Noteholders.

9.5 Lost Note Certificates

If a Note Certificate is lost, defaced or destroyed, a duplicate will be issued by the Company upon written request by the Noteholder.

Schedule 2 - Application for Convertible Notes

To: The Directors, EESTech Inc., 447 Upper Edward Street, Brisbane Queensland 4000 Australia

[ ] of [ ] (**"the Subscriber"**) hereby apply for the issuance of one Convertible Note in accordance with the Subscription Agreement. This Notice is irrevocable.

The Subscriber acknowledges and agrees that the Conversion Shares will be issued subject to clauses 4.3(a) and (b) of the Subscription Agreement.

The Company and the Subscriber acknowledge that the Note will not attract any interest.

Unless the context provides otherwise, capitalised terms not defined in this application have the meaning given in the Subscription Agreement and the Terms of Issue.

Dated

Signed on behalf of [ ])
by its duly authorised representative)
in the presence of:)

....
Signature

....
Printed Name

....
Witness

....
Printed Name

Subscription Agreement

Schedule 3 - Application for Shares

To: The Directors, EESTech Inc., 447 Upper Edward Street, Brisbane Queensland 4000 Australia

[ ] of [ ] (**"the Subscriber"**):

(a) hereby apply for the issue of #*insert number and type*# shares in the capital of the Company subject to the certificate of Incorporation and by-laws of the Company and the Subscription Agreement;

(b) agrees to pay the price upon Completion in accordance with the Subscription Agreement; and

(c) agrees to be bound by the constitution of the Company.

The Subscriber acknowledges and agrees that the shares will be issued subject to clauses 4.3(a) and (b) of the Subscription Agreement.

Unless the context provides otherwise, capitalised terms not defined in this application have the meaning given in the Subscription Agreement.

Dated

Signed on behalf of [ ])
by its duly authorised representative)
in the presence of:)

....
Signature

....
Printed Name

....
Witness

....
Printed Name

Subscription Agreement

Schedule 4 - Conversion Notice

To: The Directors EESTech Inc., 447 Upper Edward Street, Brisbane
Queensland 4000 Australia
Australia

[ ] of [ ] (**"the Noteholder"**) being the registered holder of [number] Convertible Note/s, hereby gives notice that it wishes to convert the Convertible Note/s into Conversion Shares in accordance with the Subscription Agreement. This Notice is irrevocable.

The Subscriber acknowledges and agrees that the Conversion Shares will be issued subject to clauses 4.3(a) and (b) of the Subscription Agreement.

The Noteholder authorises the Company to register it as the holder of the Conversion Shares and agrees to be bound by the certificate of Incorporation and by-laws of the Company.

Unless the context provides otherwise, capitalised terms not defined in this application have the meaning given in the Subscription Agreement.

Dated

Signed on behalf of [ ])
by its duly authorised representative)
in the presence of:)

....
Signature

....
Printed Name

....
Witness

....
Printed Name

This Conversion Notice, together with the Note Certificate, should be lodged at the Company's office.

Subscription Agreement

Schedule 5 - Form of Note Certificate

EESTech Inc.,
incorporated in Delaware, United States of America

Note Certificate No. [ ]

[ ] of [ ] is the registered holder of [ ] Convertible Notes in the Company, issued in accordance with and subject to the Terms of Issue set out in the Subscription Agreement between [ ] and the Company dated on or about [ ] January 2008.

Dated [ ]

Executed by [ ]

Subscription Agreement

Signing Page

DATED: 21st January 2008

SIGNED by **MURRAY BAILEY** as authorised representative for **EESTECH INC.**, in the presence of:

Signature of witness

Michael McCafferty

Name of witness (block letters)

By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of EESTECH INC.,

SIGNED by **ROHINI FINCH** in the presence of:

Signature of witness

Michael McCafferty

Name of witness (block letters)